UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 10, 2004

PROFESSIONAL VETERINARY PRODUCTS, LTD.

(Exact name of registrant as specified in its charter)

Nebraska	000-26326	37-1119387
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10077 South 134th Street, Omaha,	68138
Nebraska
(Address of principal executive offices)	(Zip Code)

(402) 331-4440
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Effective December 10, 2004, Dr. Michael B. Davis refused to stand for re-election as a board member of Professional Veterinary Products, Ltd. (the “Company”) to focus on other commitments. Dr. Davis has served on the Company’s Board of Directors since 2001 and represented District 2, which district is comprised of the states of Iowa and Minnesota. At the 2004 Annual Meeting of Shareholders held on December 10, 2004, the Company’s shareholders elected Dr. Scott A. Shuey to the Board of Directors as a Class II Director for District 2.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROFESSIONAL VETERINARY PRODUCTS, LTD.
Date: December 15, 2004	By:	/s/ Dr. Lionel L. Reilly
Dr. Lionel L. Reilly
President and Chief Executive Officer